EXHIBIT (A)(5)


                               NORTH TRACK FUNDS, INC.

                              CERTIFICATE OF CORRECTION
                                         TO
                                ARTICLES OF AMENDMENT


                  This Certificate of Correction hereby corrects certain
            provisions contained in the Articles of Amendment of North Track Funds, Inc. ("North Track"), filed with the Maryland Department of Assessments and Taxation on March 1, 2001 (the "Articles of Amendment").

                  The Articles of Amendment erroneously omitted from its
            list in Paragraph 4 one series designated by the Board of Directors of North Track as the "Wisconsin Tax-Exempt Fund." The table listing the series of North Track erroneously appeared as follows:

                  SERIES                                 NO. OF
                                                         SHARES
                                                         ------

                  Tax-Exempt Fund                            50,000,000
                  Government Fund                            50,000,000
                  S&P 100 Plus Fund                          50,000,000
                  Achievers Fund                             50,000,000
                  Select Value Fund                          50,000,000
                  PSE Tech 100 Index Fund                   150,000,000
                  Managed Growth Fund                        50,000,000
                  Dow Jones U.S. Health Care Plus Fund 150,000,000 Dow Jones U.S. Financial Services
                    Plus Fund                               150,000,000
                  Cash Reserve Fund                         500,000,000

                  As corrected, the table in the Articles of Amendment
            which lists the series of North Track shall state in its entirety as follows (the correction being highlighted):

                  SERIES                                  NO. OF SHARES
                  ------                                  -------------

                  Wisconsin Tax-Exempt Fund                  50,000,000
                  Tax-Exempt Fund                            50,000,000
                  Government Fund                            50,000,000
                  S&P 100 Plus Fund                          50,000,000
                  Achievers Fund                             50,000,000
                  PSE Tech 100 Index Fund                   150,000,000
                  Managed Growth Fund                        50,000,000
                  Dow Jones U.S. Health Care Plus Fund 150,000,000 Dow Jones U.S. Financial Services
                    Plus Fund                               150,000,000
                  Cash Reserve Fund                         500,000,000




                                    NORTH TRACK FUNDS, INC.



                                    By:---------------------------
                                    Robert J. Tuszynski, President

                                    Attest:



                                    By:----------------------------
                                    Kathleen J. Cain, Secretary

            Dated: March 8, 2001

            STATE OF WISCONSIN      )
                                    ) SS
            COUNTY OF MILWAUKEE     )

                  On this 8th day of March, 2001, before me, a Notary
            Public for the State and County set forth above, personally came Robert J. Tuszynski, as President and Chief Executive Officer of North Track Funds, Inc., and Kathleen J. Cain, as Secretary of North Track Funds, Inc., and in their said capacities each acknowledged the foregoing Certificate of Correction to be the act and deed of said corporation and further acknowledged that, to the best of their knowledge, the matters and facts set forth therein are true in all material respects under the penalties of perjury.

                  IN WITNESS WHEREOF, I have signed below in my own hand
            and attached my official seal on the day and year set forth above.


                                    -------------------------------
                                    Notary Public
                                    My Commission is permanent.


            (SEAL)